SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 17, 2004

                         BioCryst Pharmaceuticals, Inc.

               (Exact Name of Registrant as Specified in Charter)

             Delaware                   000-23186            62-1413174
   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)        Identification #)

               2190 Parkway Lake Drive, Birmingham, Alabama 35244
                     (Address of Principal Executive Office)

                                 (205) 444-4600
              (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

      On February 4, 2004, Registrant entered into a Placement Agency Agreement with Leerink Swann & Company in connection with a registered direct offering of 3,571,667 shares of its common stock at an offering price of $6.00 per share. The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, the Securities Act, in connection with a shelf takedown from the Company's registration statement on Form S-3 (333-111226), filed on December 16, 2003 and which became effective on January 5, 2004.

      The Placement Agency Agreement is being filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference into the shelf registration statement.

      On February 17, 2004, Registrant entered into a Stock Purchase Agreement with Caduceus Private Investments II, LP, Caduceus Private Investments II (QP), LP and UBS Juniper Crossover Fund, L.L.C. As part of this agreement, Registrant has granted these investors the right to appoint a member to its board of directors effective as of the closing of the offering. The Stock Purchase Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference into the shelf registration statement.

      On February 17, 2004, Registrant issued a press release announcing the execution of the Placement Agency Agreement and a registered direct offering of its shares of common stock. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the shelf registration statement.

            Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant's Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at Registrant's Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 7. Exhibits.

         Exhibit No.                          Description

             1.1 Placement Agency Agreement, dated as of February 4, 2004, by and among BioCryst Pharmaceuticals, Inc. and Leerink Swann & Company.

            10.1 Stock Purchase Agreement, dated as of February 17, 2004, by and among BioCryst Pharmaceuticals, Inc., Caduceus Private Investments II, LP, Caduceus Private Investments II (QP), LP and UBS Juniper Crossover Fund, L.L.C.

            99.1 Press release dated February 17, 2004 entitled "BioCryst To Raise Approximately $21.4 Million Through Sale of Common Stock".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2004                BioCryst Pharmaceuticals, Inc.


                                        By:   /s/ Charles E. Bugg
                                           -------------------------------------
                                            Charles E. Bugg, Ph.D.
                                            Chairman and Chief Executive Officer


                                        By:   /s/ Michael A. Darwin
                                           -------------------------------------
                                            Michael A. Darwin
                                            Chief Financial Officer and Chief
                                            Accounting Officer

                                  EXHIBIT INDEX

          Item                             Description

           1.1 Placement Agency Agreement, dated as of February 4, 2004, by and among BioCryst Pharmaceuticals, Inc. and Leerink Swann & Company.

          10.1 Stock Purchase Agreement, dated as of February 17, 2004, by and among BioCryst Pharmaceuticals, Inc., Caduceus Private Investments II, LP, Caduceus Private Investments II (QP), LP and UBS Juniper Crossover Fund, L.L.C.

          99.1 Press release dated February 17, 2004 entitled "BioCryst To Raise Approximately $21.4 Million Through Sale of Common Stock".